                               AMENDMENT NO. 1 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF JANUARY 1, 2011
                                   (Agreement)

                                     between

                       METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                   (Reinsurer)

The Agreement is hereby amended, as of April 29, 2011, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Schedule B, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 1 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 1 to be signed as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ Roberto Baron
         --------------------------------

Name:    Roberto Baron
         --------------------------------

Title:   Vice President
         --------------------------------

METLIFE INSURANCE COMPANY OF CONNECTICUT


By:      /s/ Christopher Kremer
         --------------------------------

Name:    Christopher Kremer
         --------------------------------

Title:   Vice President and Actuary
         --------------------------------


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                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the ceded liabilities described in Article I paragraph B, for the Reinsured Contracts.

B.   Reinsured Contracts:

          VARIABLE ANNUITY CONTRACTS
          --------------------------

          B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)
          A Class Contract (Front-end load, Edward Jones distribution)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits and Earnings Preservation Benefits:
          --------------------------------------------------------------------

          Standard Death Benefit - Principal Protection: Form 7015 (11/00) Optional Death Benefit - Annual Step-Up: Form 7017 (11/00)
          Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup: Form 7016 (11/00)
          Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 7019 (11/00)
          Enhanced Death Benefit II - Form MLI-640-1 (4/08) & Endorsement MLI-RMD (7/10)-E

          Guaranteed Minimum Income Benefits:
          ----------------------------------

          Guaranteed Minimum Income Benefit Plus: Form MLI-560-4 (4/08) or MLI-560-6 (11/10)
          Guaranteed Minimum Income Benefit Plus III: Endorsement MLI-RMD
          (7/10)-E

          Guaranteed Withdrawal Benefits:
          ------------------------------

          Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLI-690-4 (4/08) or MLI-690-5 (7/09)


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


                                   SCHEDULE B

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                     REINSURANCE
                                                       PREMIUM
     GMDB PROGRAM            CONTRACTS COVERED      (BASIS POINTS)
-----------------------   -----------------------   --------------
 Principal Protection     All Reinsured Contracts         9.00

    Annual Step-up        All Reinsured Contracts        20.00

Greater of Annual Step-   All Reinsured Contracts        35.00
   Up and 5% Rollup

 Earnings Preservation    All Reinsured Contracts        25.00
        Benefit

    Enhanced Death        All Reinsured Contracts        60.00
      Benefit II              Issue Ages 0-69

    Enhanced Death        All Reinsured Contracts       115.00
      Benefit II             Issue Ages 70-75

B. INCOME PROGRAM

                                                     REINSURANCE
                                                       PREMIUM
     INCOME PROGRAM          CONTRACTS COVERED      (BASIS POINTS)
-----------------------   -----------------------   --------------
   GMIB Plus & GMIB       All Reinsured Contracts       100.00
       Plus III

C. WITHDRAWAL PROGRAM

                                                      REINSURANCE
                                                        PREMIUM
  WITHDRAWAL PROGRAM         CONTRACTS COVERED      (BASIS POINTS)
-----------------------   -----------------------   --------------
  Lifetime GWB (2008      All Reinsured Contracts       125.00
Version) - Single Life
        Version

  Lifetime GWB (2008      All Reinsured Contracts       150.00
 Version) - Joint Life
        Version


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